EXHIBIT 2.22


                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect of the Class B common shares, without par value, of Quilmes Industrial (Quinsa) Societe Anonyme, a corporation organized under the laws of Luxembourg ("Quinsa") and that this agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

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         IN WITNESS WHEREOF, each of the undersigned hereby executes this
Agreement as of September 1, 2004.



                                            INBEV SA


                                            by  /s/ John Brock
                                               ---------------------------------
                                            Name:  John Brock
                                            Title: Chief Executive Officer


                                            by  /s/ Francois Jaclot
                                               ---------------------------------
                                            Name:  Francois Jaclot
                                            Title: Chief Financial Officer


                                            STICHTING INTERBREW


                                            by  /s/ Roberto Moses Thompson Motta
                                               ---------------------------------
                                            Name:  Roberto Moses Thompson Motta
                                            Title: Member of the Board


                                            by  /s/ Phillippe de Spoelberch
                                               ---------------------------------
                                            Name:  Phillippe de Spoelberch
                                            Title: Member of the Board



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                                            EUGENIE PATRI SEBASTIEN S.A.


                                            by   /s/ Phillippe de Spoelberch
                                               ---------------------------------
                                            Name:  Phillippe de Spoelberch
                                            Title: Director


                                            by   /s/ Arnoud de Pret
                                               ---------------------------------
                                            Name:  Arnoud de Pret
                                            Title: Director


                                            by   /s/ Alexandre Van Damme
                                               ---------------------------------
                                            Name:  Alexandre Van Damme
                                            Title: Director


                                            EMPRESA DE ADMINISTRACAO E
                                            PARTICIPACOES S.A. - ECAP


                                            by  /s/ Jose Roberto Opice
                                              ----------------------------------
                                            Name:  Jose Roberto Opice
                                            Title: Officer


                                            by  /s/ Carlos Jose Rolim de Mello
                                              ----------------------------------
                                            Name:  Carlos Jose Rolim de Mello
                                            Title: Officer


                                            BRACO INVESTIMENTOS S.A.


                                            by  /s/ Jose Roberto Opice
                                              ----------------------------------
                                            Name:  Jose Roberto Opice
                                            Title: Officer


                                            by  /s/ Carlos Jose Rolim de Mello
                                              ----------------------------------
                                            Name:  Carlos Jose Rolim de Mello
                                            Title: Officer


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                                            TINSEL INVESTMENTS S.A.


                                            by   /s/ Benoit Loore
                                               ---------------------------------
                                            Name:  Benoit Loore
                                            Title: Director


                                            by   /s/ Jean Louis Van de Perre
                                               ---------------------------------
                                            Name:  Jean Louis Van de Perre
                                            Title: Director


                                            INTERBREW INTERNATIONAL B.V.


                                            by   /s/ Myriam Beatove y Calvera
                                               ---------------------------------
                                            Name:  Myriam Beatove y Calvera
                                            Title: Director


                                            by   /s/ Philip Goris
                                               ---------------------------------
                                            Name:  Philip Goris
                                            Title: Director